Exhibit 10.2

FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT ("Agreement") is made as of August 7, 2015 by and between Hines Global REIT II 891 Coronado LLC, a Delaware limited liability company or its permitted assigns ("Buyer"), on the one hand, and LV Eastern, LLC, a Nevada limited liability company (“Seller”)

WHEREAS, the Parties entered into that certain Real Estate Purchase Agreement dated as of July 8, 2015 (“Agreement”), with respect to the purchase and sale of certain improved real property commonly known as “The Domain Apartments”, as more particularly described in the Agreement. Capitalized terms used but not otherwise defined herein shall have the same meaning as ascribed for such terms in the Agreement.

WHEREAS, the Parties now desire to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth in the Agreement and as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Approval Date. The “Approval Date” as defined in Section 2B of the Agreement is hereby amdned and is extended to 5:00 p.m. Pacific Time, August 21, 2015.

2. Binding Effect. Except as specifically provided in this Amendment, the terms and provisions of the Agreement, as modified herein, remain in full force and effect and is hereby ratified by Seller and Buyer.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. A signature delivered via facsimile, email, or attachment to email shall be equally as effective as an original signature delivered in-person, via mail, or via any other means.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment as of the date first indicated above.

SELLER:	LV EASTERN, LLC, a Nevada limited liability company By: /s/ Kenneth M. Woolley Name: Kenneth M. Woolley Its: Manager
BUYER:	HINES GLOBAL REIT II 891 CORONADO LLC, a Delaware limited liability company By: /s/ David Steinbach Name: David Steinbach Its: Manager

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